UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2010

CON-WAY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-5046	94-1444798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2855 Campus Drive

Suite 300

San Mateo, CA 94403

(Address of principal executive offices, zip code)

(650) 378-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On May 13, 2010, Con-way Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. and Goldman, Sachs & Co., as managers for the several underwriters named therein (the “Underwriters”), in connection with the public offering and sale by the Company of 4,300,000 shares (the “Shares”) of its common stock, par value $.625 per share (“Common Stock”), at a price of $35.00 per share. Pursuant to the terms of the Underwriting Agreement, the Company has also granted to the Underwriters a 30-day option to purchase up to an additional 645,000 shares of Common Stock from the Company to cover over-allotments, if any. The Company expects to receive net proceeds from the sale of the Shares (after giving effect to underwriting discounts and commissions but before estimated expenses) of approximately $143.7 million and to use such net proceeds for general corporate purposes, which may include, but are not limited to, working capital and capital expenditures.

The Shares are being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s automatic shelf registration statement on Form S-3ASR (Registration No. 333-166763)(the “Registration Statement”), which was filed with the Securities and Exchange Commission on May 12, 2010. The closing with respect to the sale of the Shares is expected to occur on May 19, 2010.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

In connection with the offering of the Shares described above, the Company is filing certain exhibits as part of this Current Report on Form 8-K (Exhibits 1.1, 5.1 and 23.1) that are to be incorporated by reference in their entirety into the Registration Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated May 13, 2010, between Con-way Inc. and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as managers for the several underwriters

5.1	Opinion of Gary S. Cullen, Esq., Deputy General Counsel of Con-way Inc.

23.1	Consent of Gary S. Cullen, Esq., Deputy General Counsel of Con-way Inc. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CON-WAY INC.

Date: May 14, 2010	By:	/s/ Jennifer W. Pileggi
	Name:	Jennifer W. Pileggi
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 13, 2010, between Con-way Inc. and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as managers for the several underwriters

5.1	Opinion of Gary S. Cullen, Esq., Deputy General Counsel of Con-way Inc.

23.1	Consent of Gary S. Cullen, Esq., Deputy General Counsel of Con-way Inc. (included in Exhibit 5.1)